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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 2, 2000

                          Atlas Pipeline Partners, L.P.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-14998                      23-3011077
(State of incorporation           (Commission                 (I.R.S. Employer
or organization)                  File Number)               Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (412) 262-2830




























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Item 5.           Other Events.
                  ------------

         On February 2, 2000, Atlas Pipeline Partners, L.P. entered into the following agreements, as described in its Registration Statement on Form S-1 (File No. 333-85193):

         (a) Master Natural Gas Gathering Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Operating Partnership, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.

         (b) Omnibus Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Operating Partnership, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.

         (c) Distribution Support Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Partners GP, LLC, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

                  10.1 Master Natural Gas Gathering Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Operating Partnership, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.

                  10.2 Omnibus Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Operating Partnership, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.

                  10.3 Distribution Support Agreement among Atlas Pipeline Partners, L.P., Atlas Pipeline Partners GP, LLC, Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.




                                        2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLAS PIPELINE PARTNERS, L.P.

                                           By:   Atlas Pipeline Partners GP, LLC
                                                 Its General Partner
Date:  April 18, 2000
                                           By: /s/ Michael L. Staines
                                               ---------------------------------
                                           Michael L. Staines
                                           Chief Operating Officer and Secretary